UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-16671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2023, the Board of Directors (the “Board”) of AmerisourceBergen Corporation (the “Company”) elected Werner Baumann, 60, and Lauren Tyler, 61, to serve on the Board, effective October 1, 2023.

Prior to his retirement in May 2023, Mr. Baumann served as Chief Executive Officer and Chairman of the Board of Management of Bayer AG, a global enterprise with core competencies in the life science fields of health care and nutrition, since May 2016, and as Chief Sustainability Officer since January 2020. Mr. Baumann joined Bayer in 1988 and held numerous positions of increasing responsibility at the company, including serving as Chief Financial Officer from 2010 to 2014 and Chief Strategy and Portfolio Officer from 2014 to 2016. Mr. Baumann also served as an Executive Director on the Board of Management of Bayer from 2010 to 2016. Mr. Baumann earned his B.A. from the University of Cologne and an M.A. from RWTH Aachen University.

Ms. Tyler has served as Executive Vice President and Global Head of Human Resources at J.P. Morgan Asset & Wealth Management, a global leader in investment management, since 2015. Prior to this role, Ms. Tyler served in various leadership roles at JPMorgan Chase & Co., including as Global Chief Auditor and Global Head of Investor Relations. Ms. Tyler is a seasoned financial executive with 35 years of experience in private equity, investment banking and finance. Ms. Tyler previously served on the Board of Directors of Alleghany Corporation from January 2019 until its acquisition by Berkshire Hathaway in October 2022. Ms. Tyler earned her B.A. from Yale University and an M.B.A. from Harvard University.

The Board determined that each of Mr. Baumann and Ms. Tyler is an independent director under the standards established by the New York Stock Exchange and the Board. Effective October 1, 2023, the Board will increase from ten to twelve members in accordance with the Company’s Bylaws.

As non-employee directors of the Company, Mr. Baumann and Ms. Tyler will each be compensated for service to the Company in accordance with the Company’s Compensation Policy for Non-Employee Directors, including an annual cash retainer of $100,000 and an annual equity award having a value of $200,000 on the date of grant.

There are no related party transactions between either Mr. Baumann or Ms. Tyler and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On August 15, 2023, the Company issued a news release announcing the elections of Mr. Baumann and Ms. Tyler to the Board. A copy of the news release is attached hereto as Exhibit 99.1.

The information in this item, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	News Release, dated August 15, 2023, AmerisourceBergen Corporation.

104	Cover Page Interactive Data File (formatted as inline XBRL)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	August 15, 2023	By:	/s/ Elizabeth S. Campbell
		Name:	Elizabeth S. Campbell
		Title:	Executive Vice President & Chief Legal Officer